    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001
                                                      REGISTRATION NOS.: 2-70423
                                                                        811-3128
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933              [X]
                           PRE-EFFECTIVE AMENDMENT NO.                [ ]
                         POST-EFFECTIVE AMENDMENT NO. 25              [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                        [X]
                                AMENDMENT NO. 26                      [X]

                              ---------------------

                       MORGAN STANLEY DEAN WITTER DIVIDEND
                             GROWTH SECURITIES INC.
                            (A MARYLAND CORPORATION)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:

                             STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                  [ ] immediately upon filing pursuant to paragraph (b)
                  [X] on April 30, 2001 pursuant to paragraph (b)
                  [ ] 60 days after filing pursuant to paragraph (a)
                  [ ] on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

--------------------------------------------------------------------------------

                                            PROSPECTUS - APRIL 30, 2001
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

                        -------------------------------------------------------

                                                      DIVIDEND GROWTH SECURITIES









               [GRAPHIC OMITTED]














                         A MUTUAL FUND THAT SEEKS TO PROVIDE REASONABLE CURRENT
                              INCOME AND LONG-TERM GROWTH OF INCOME AND CAPITAL

  The Securities and Exchange Commission has not approved or disapproved these
         Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective ..............................1
                            Principal Investment Strategies ...................1
                            Principal Risks ...................................2
                            Past Performance ..................................3
                            Fees and Expenses .................................4
                            Additional Investment Strategy Information ........5
                            Additional Risk Information .......................5
                            Fund Management ...................................6

Shareholder Information     Pricing Fund Shares ...............................7
                            How to Buy Shares .................................7
                            How to Exchange Shares ............................9
                            How to Sell Shares ...............................11
                            Distributions ....................................13
                            Tax Consequences .................................13
                            Share Class Arrangements .........................14

Financial Highlights        ..................................................23

Our Family of Funds         ...................................Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Dean Witter Dividend Growth Securities Inc. seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund will normally invest at least 70% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Fund.

(sidebar)
GROWTH AND INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)

The Fund's stock investments may include foreign securities (held either directly or in the form of depository receipts) that are listed in the U.S. on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 30% of the Fund's assets may be invested in fixed-income and convertible securities.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.
                                                                               1

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Securities. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between the U.S. dollar and a foreign market's local currency.

Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in fixed-income and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
(end sidebar)

ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                   [BAR CHART]

                                1991       30.63%
                                 '92        5.81%
                                 '93       14.20%
                                 '94       -3.18%
                                 '95       34.89%
                                 '96       19.27%
                                 '97       25.66%
                                 '98       17.82%
                                 '99       -1.07%
                                2000        5.33%



The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2001 was -6.70%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 15.74% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -10.33% (quarter ended September 30, 1999).


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------
                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------
Class A(1)         0.47%           --              --
----------------------------------------------------------
Class B            0.66%        12.72%          14.26%
----------------------------------------------------------
Class C(1)         4.33%           --              --
----------------------------------------------------------
Class D(1)         6.31%           --              --
----------------------------------------------------------
S&P 500 Index(2)  -9.10%        18.32%          17.44%
----------------------------------------------------------


(1)  Classes A, C and D commenced operations on July 28, 1997.


(2) The Standard & Poor's 500 (S&P 500 (Registered Trademark)) Index is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended February 28, 2001.
(end sidebar)

                                                    CLASS A      CLASS B      CLASS C      CLASS D
--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        5.25%(1)     None         None         None
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)              None(2)      5.00%(3)     1.00%(4)     None
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
Management fee                                       0.38%        0.38%        0.38%        0.38%
--------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.25%        0.94%        0.89%        None
--------------------------------------------------------------------------------------------------
Other expenses                                       0.10%        0.10%        0.10%        0.10%
--------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                 0.73%        1.42%        1.37%        0.48%
--------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                  IF YOU HELD YOUR SHARES:
-------------------------------------------------   --------------------------------------
           1 YEAR   3 YEARS   5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------   --------------------------------------
CLASS A     $596      $746      $910     $1,384       $596      $746      $910    $1,384
-------------------------------------------------   --------------------------------------
CLASS B     $645      $749      $976     $1,702       $145      $449      $776    $1,702
-------------------------------------------------   --------------------------------------
CLASS C     $239      $434      $750     $1,646       $139      $434      $750    $1,646
-------------------------------------------------   --------------------------------------
CLASS D     $ 49      $154      $269     $  604       $ 49      $154      $269    $  604
-------------------------------------------------   --------------------------------------

[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Other Investments. The Fund may invest up to 30% of its assets in convertible debt securities, convertible preferred securities, U.S. government securities, investment grade corporate debt securities and/or money market securities. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.


Convertible Securities. The Fund may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. A portion of the convertible securities in which the Fund may invest will generally be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the credit risk for U.S. government securities in which the Fund may invest is minimal, the Fund's investment grade corporate debt holdings may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


[GRAPHIC OMITTED]


FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.
(end sidebar)



The Fund is managed by the Large-Cap Value Equity team. Current members of the team include Paul D. Vance, a Managing Director of the Investment Manager, and Richard M. Behler, a Principal of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 2001 the Fund accrued total compensation to the Investment Manager amounting to 0.38% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]


HOW TO BUY SHARES
-----------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.msdwadvice.com/funds
(end sidebar)


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
------------------------------------------------------------------------------
                                                        MINIMUM INVESTMENT
                                                      ------------------------
INVESTMENT OPTIONS                                     INITIAL     ADDITIONAL
------------------------------------------------------------------------------
  Regular Accounts                                     $ 1,000      $  100
------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs       $ 1,000      $  100
                                    Education IRAs     $   500      $  100
------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                $   100*     $  100*
------------------------------------------------------------------------------
* Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Dividend Growth Securities Inc.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
---------------------------------------------------------------------------------------------------------------------
Contact your          To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor     financial representative.
                      -----------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------------
By Letter             You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the name of the Fund;
                      o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      -----------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      -----------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      -----------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------------------------------------------------------------------------------------------------------------
Systematic            If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
Withdrawal Plan       market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly,
[GRAPHIC OMITTED]     quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      -----------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      -----------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                      Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
                      Please remember that withdrawals from the plan are sales of shares, not Fund "distributions,"
                      and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]


DISTRIBUTIONS
------------------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                  MAXIMUM
CLASS     SALES CHARGE                                        ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for
          purchase of $25,000 or more; shares sold without
          an initial sales charge are generally subject
          to a 1.0% CDSC during the first year                      0.25%
--------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year
          decreasing to 0% after six years                          1.00%
--------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                           1.00%
--------------------------------------------------------------------------------
  D       None                                                      None
--------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                       ----------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                   5.54%
  $25,000 but less than $50,000                 4.75%                   4.99%
  $50,000 but less than $100,000                4.00%                   4.17%
  $100,000 but less than $250,000               3.00%                   3.09%
  $250,000 but less than $1 million             2.00%                   2.04%
  $1 million and over                           0.00%                   0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. (Morgan Stanley DW) or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or
     (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------------------------------
  First                                      5.0%
----------------------------------------------------------
  Second                                     4.0%
----------------------------------------------------------
  Third                                      3.0%
----------------------------------------------------------
  Fourth                                     2.0%
----------------------------------------------------------
  Fifth                                      2.0%
----------------------------------------------------------
  Sixth                                      1.0%
----------------------------------------------------------
  Seventh and thereafter                     None
----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial

     Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley DW.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on July 2, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares sold, since the inception of the 12b-1 plan.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:


o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).


o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


o    Certain unit investment trusts sponsored by Morgan Stanley DW.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal year ended February 28, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent accountants.



                                                                                                           FOR THE PERIOD
                                                             FOR THE YEAR ENDED FEBRUARY 28,               JULY 28, 1997*
                                                  ------------------------------------------------------       THROUGH
                                                         2001             2000**              1999        FEBRUARY 28, 1998
---------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES++
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 50.11          $ 60.22             $ 58.39              $ 53.43
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                0.84             0.94                1.05                 0.66
  Net realized and unrealized gain (loss)              8.35            (7.75)               3.58                 5.22
                                                    --------         ---------           --------             ---------
 Total income (loss) from investment operations        9.19            (6.81)               4.63                 5.88
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                               (0.92)           (0.99)              (1.02)               (0.67)
  Net realized gain                                   (5.84)           (2.31)              (1.78)               (0.25)
                                                    --------         ---------           --------             ---------
 Total dividends and distributions                    (6.76)           (3.30)              (2.80)               (0.92)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 52.54          $ 50.11             $ 60.22              $ 58.39
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        19.31%          (12.07)%              8.10%               11.15%(1)
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                              0.73%(3)         0.67%(3)            0.64%(3)             0.70%(2)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 1.57%(3)         1.52%(3)            1.76%(3)             2.09%(2)
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $223,106         $214,669            $227,457             $ 84,987
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  1%               4%                 13%                   4%
---------------------------------------------------------------------------------------------------------------------------



*     The date shares were first issued.
**    Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

FOR THE YEAR ENDED FEBRUARY 28,                           2001++           2000**++         1999++         1998*++          1997
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 50.10          $ 60.18          $ 58.36        $ 46.60         $ 39.65
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                      0.47             0.64             0.77           0.84            0.81
  Net realized and unrealized gain (loss)                    8.35            (7.73)            3.58          12.50            7.55
                                                       -----------      -----------      -----------    -----------     -----------
 Total income (loss) from investment operations              8.82            (7.09)            4.35          13.34            8.36
------------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                     (0.54)           (0.68)           (0.75)         (0.83)          (0.88)
  Net realized gain                                         (5.84)           (2.31)           (1.78)         (0.75)          (0.53)
                                                       -----------      -----------      -----------    -----------     -----------
 Total dividends and distributions                          (6.38)           (2.99)           (2.53)         (1.58)          (1.41)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $ 52.54          $ 50.10          $ 60.18        $ 58.36         $ 46.60
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              18.48%          (12.49)%           7.59%         29.10%          21.37%
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                    1.42%(1)         1.15%(1)         1.11%(1)       1.14%           1.22%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                       0.88%(1)         1.04%(1)         1.29%(1)       1.61%           1.95%
------------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $11,819,378      $12,869,283      $18,060,848    $16,989,453     $12,906,779
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                        1%               4%              13%             4%              4%
------------------------------------------------------------------------------------------------------------------------------------



* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. have been designated Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
**    Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                           FOR THE PERIOD
                                                             FOR THE YEAR ENDED FEBRUARY 28,               JULY 28, 1997*
                                                  ------------------------------------------------------       THROUGH
                                                         2001             2000**              1999        FEBRUARY 28, 1998
---------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES++
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 49.96          $ 60.02             $ 58.28              $ 53.43
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                0.50             0.47                0.59                 0.43
  Net realized and unrealized gain (loss)              8.32            (7.70)               3.56                 5.21
                                                    --------         ---------           --------             ---------
 Total income (loss) from investment operations        8.82            (7.23)               4.15                 5.64
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                               (0.50)           (0.52)              (0.63)               (0.54)
  Net realized gain                                   (5.84)           (2.31)              (1.78)               (0.25)
                                                    --------         ---------           --------             ---------
 Total dividends and distributions                    (6.34)           (2.83)              (2.41)               (0.79)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 52.44          $ 49.96             $ 60.02              $ 58.28
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        18.54%          (12.73)%              7.26%               10.68%(1)
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                              1.37%(3)         1.43%(3)            1.43%(3)             1.45%(2)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 0.93%(3)         0.76%(3)            0.97%(3)             1.37%(2)
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $139,320         $135,496            $144,425             $ 50,773
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  1%               4%                 13%                   4%
---------------------------------------------------------------------------------------------------------------------------



*     The date shares were first issued.
**    Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                           FOR THE PERIOD
                                                             FOR THE YEAR ENDED FEBRUARY 28,               JULY 28, 1997*
                                                  ------------------------------------------------------       THROUGH
                                                         2001             2000**              1999        FEBRUARY 28, 1998
---------------------------------------------------------------------------------------------------------------------------
 CLASS D SHARES++
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 50.16          $ 60.26             $ 58.43              $ 53.43
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                0.97             1.09                1.17                 0.76
  Net realized and unrealized gain (loss)              8.35            (7.76)               3.59                 5.20
                                                    --------         ---------           --------             ---------
 Total income (loss) from investment operations        9.32            (6.67)               4.76                 5.96
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                               (1.05)           (1.12)              (1.15)               (0.71)
  Net realized gain                                   (5.84)           (2.31)              (1.78)               (0.25)
                                                    --------         ---------           --------             ---------
 Total dividends and distributions                    (6.89)           (3.43)              (2.93)               (0.96)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 52.59          $ 50.16             $ 60.26              $ 58.43
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        19.60%          (11.85)%              8.33%               11.31%(1)
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                              0.48%(3)         0.43%(3)            0.43%(3)             0.45%(2)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 1.82%(3)         1.76%(3)            1.97%(3)             2.39%(2)
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $423,519         $405,246            $488,987             $365,068
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  1%               4%                 13%                   4%
---------------------------------------------------------------------------------------------------------------------------



* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
**    Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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                                                                              27

NOTES



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28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS


                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
-------------------------------------------------------------------------------------------------------------
GROWTH FUNDS              GROWTH FUNDS                             THEME FUNDS
                          Aggressive Equity Fund                   Financial Services Trust
                          All Star Growth Fund                     Health Sciences Trust
                          American Opportunities Fund              Information Fund
                          Capital Growth Securities                Natural Resource Development Securities
                          Developing Growth Securities Trust       Technology Fund
                          Growth Fund
                          Market Leader Trust                      GLOBAL/INTERNATIONAL FUNDS
                          Mid-Cap Equity Trust                     Competitive Edge Fund -- "Best Ideas" Portfolio
                          New Discoveries Fund                     European Growth Fund
                          Next Generation Trust                    Fund of Funds -- International Portfolio
                          Small Cap Growth Fund                    International Fund
                          Special Value Fund                       International SmallCap Fund
                          Tax-Managed Growth Fund                  International Value Equity Fund
                          21st Century Trend Fund                  Japan Fund
                                                                   Latin American Growth Fund
                                                                   Pacific Growth Fund

-------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUNDS     GROWTH & INCOME FUNDS                    Total Market Index Fund
                          Balanced Growth Fund                     Total Return Trust
                          Balanced Income Fund                     Value Fund
                          Convertible Securities Trust             Value-Added Market Series/Equity Portfolio
                          Dividend Growth Securities
                          Equity Fund                              THEME FUNDS
                          Fund of Funds -- Domestic Portfolio      Real Estate Fund
                          Income Builder Fund                      Utilities Fund
                          S&P 500 Index Fund
                          S&P 500 Select Fund                      GLOBAL FUNDS
                          Strategist Fund                          Global Dividend Growth Securities
                                                                   Global Utilities Fund
-------------------------------------------------------------------------------------------------------------
INCOME FUNDS              GOVERNMENT INCOME FUNDS                  GLOBAL INCOME FUNDS
                          Federal Securities Trust                 North American Government Income Trust
                          Short-Term U.S. Treasury Trust
                          U.S. Government Securities Trust         TAX-FREE INCOME FUNDS
                                                                   California Tax-Free Income Fund
                          DIVERSIFIED INCOME FUNDS                 Hawaii Municipal Trust(FSC)
                          Diversified Income Trust                 Limited Term Municipal Trust(NL)
                                                                   Multi-State Municipal Series Trust(FSC)
                          CORPORATE INCOME FUNDS                   New York Tax-Free Income Fund
                          High Yield Securities                    Tax-Exempt Securities Trust
                          Intermediate Income Securities
                          Short-Term Bond Fund(NL)

--------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS        TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
                          Liquid Asset Fund(MM)                    California Tax-Free Daily Income Trust(MM)
                          U.S. Government Money Market Trust(MM)   New York Municipal Money Market Trust(MM)
                                                                   Tax-Free Daily Income Trust(MM)



There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.


Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

--------------------------------------------------------------------------------

                                     PROSPECTUS - APRIL 30, 2001
--------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                            WWW.MSDWADVICE.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:  DIVAX      Class C:  DIVCX
-------------------  -------------------
  Class B:  DIVBX      Class D:  DIVDX
-------------------  -------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3128)

MORGAN STANLEY DEAN WITTER

                         ------------------------------------------------------

                                                     DIVIDEND GROWTH SECURITIES

                    [GRAPHIC OMITTED]



                                                     A MUTUAL FUND THAT SEEKS TO
                                                      PROVIDE REASONABLE CURRENT
                                                            INCOME AND LONG-TERM
                                                    GROWTH OF INCOME AND CAPITAL

STATEMENT OF ADDITIONAL INFORMATION                    MORGAN STANLEY
                                                       DEAN WITTER
APRIL 30, 2001                                         DIVIDEND GROWTH
                                                       SECURITIES INC.


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated April 30, 2001) for Morgan Stanley Dean Witter Dividend Growth Securities Inc. may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley Dean Witter Dividend Growth Securities Inc.
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.     Fund History .........................................................  4
II.    Description of the Fund and Its Investments and Risks ................  4
          A. Classification .................................................  4
          B. Investment Strategies and Risks ................................  4
          C. Fund Policies/Investment Restrictions ..........................  7
III.    Management of the Fund ..............................................  8
          A. Board of Directors .............................................  8
          B. Management Information .........................................  9
          C. Compensation ................................................... 13
IV.    Control Persons and Principal Holders of Securities .................. 15
V.     Investment Management and Other Services ............................. 15
          A. Investment Manager ............................................. 15
          B. Principal Underwriter .......................................... 15
          C. Services Provided by the Investment Manager .................... 16
          D. Dealer Reallowances ............................................ 17
          E. Rule 12b-1 Plan ................................................ 17
          F. Other Service Providers ........................................ 21
          G. Codes of Ethics ................................................ 21
VI.    Brokerage Allocation and Other Practices ............................. 21
          A. Brokerage Transactions ......................................... 21
          B. Commissions .................................................... 22
          C. Brokerage Selection ............................................ 22
          D. Directed Brokerage ............................................. 23
          E. Regular Broker-Dealers ......................................... 23
VII.   Capital Stock and Other Securities ................................... 23
VIII.  Purchase, Redemption and Pricing of Shares ........................... 24
          A. Purchase/Redemption of Shares .................................. 24
          B. Offering Price ................................................. 25
IX.    Taxation of the Fund and Shareholders ................................ 25
X.     Underwriters ......................................................... 27
XI.    Calculation of Performance Data ...................................... 28
XII.   Financial Statements ................................................. 29

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------
     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Directors" - The Board of Directors of the Fund.

     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Dean Witter Dividend Growth Securities Inc., a registered open-end investment company.

     "Independent Directors" - Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the state of Maryland on December 22, 1980 under the name InterCapital Dividend Growth Securities Inc. On March 16, 1983 the Fund's shareholders approved a change in the Fund's name, effective March 22, 1983, to Dean Witter Dividend Growth Securities Inc. On June 22, 1998, the name of the Fund was changed to Morgan Stanley Dean Witter Dividend Growth Securities Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A.   CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital.

B.   INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.



C.   FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

     1. Seek to provide reasonable current income and long-term growth of income and capital.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to bank obligations or obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     5. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     6.   Purchase or sell commodities or commodity futures contracts.

     7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings.

     9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or
          (c) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     11.  Make short sales of securities.

     12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security and then only in an aggregate amount not to exceed 5% of the Fund's total assets.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

     16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     17. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     18.  Write, purchase or sell puts, calls or combinations thereof.

     19. Invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A.   BOARD OF DIRECTORS

     The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B.   MANAGEMENT INFORMATION


     Directors and Officers. The Board of the Fund consists of nine (9) Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Directors (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Directors. The other three Directors (the "management Directors") are affiliated with the Investment Manager.

     The Directors and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Director                                      Dean Witter Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                      Kmart Corporation (December 1998-October
Counsel to the Independent Directors          2000), Chairman and Chief Executive Officer of
1675 Broadway                                 Levitz Furniture Corporation (November 1995-
New York, New York                            November 1998) and President and Chief
                                              Executive Officer of Hills Department Stores (May
                                              1991-July 1995); formerly variously Chairman,
                                              Chief Executive Officer, President and Chief
                                              Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.;
                                              Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief                  Officer of the Morgan Stanley Dean Witter Funds;
Executive Officer and Director                formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Morgan Stanley DW;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June 1998).

Edwin J. Garn (68) ........................   Director or Trustee of the Morgan Stanley Dean
Director                                      Witter Funds; formerly United States Senator
c/o Summit Ventures LLC                       (R-Utah) (1974-1992) and Chairman, Senate
1 Utah Center                                 Banking Committee (1980-1986); formerly Mayor
201 S. Main Street                            of Salt Lake City, Utah (1971-1974); formerly
Salt Lake City, Utah                          Astronaut, Space Shuttle Discovery (April 12-19,
                                              1985); Vice Chairman, Huntsman Corporation
                                              (chemical company); Director of Franklin Covey
                                              (time management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin
                                              Asia Pacific (multilevel marketing); member of the
                                              Utah Regional Advisory Board of Pacific Corp.;
                                              member of the board of various civic and
                                              charitable organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Director                                      Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Directors          Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March
                                              1993-December 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July 1989-
                                              December 1994); director of various other
                                              business and charitable organizations.

James F. Higgins* (53) ....................   Chairman of the Private Client Group of MSDW
Director                                      (since August 2000); Director of the Transfer
Two World Trade Center                        Agent and Dean Witter Realty Inc.; Director or
New York, New York                            Trustee of the Morgan Stanley Dean Witter Funds
                                              (since June 2000); previously President and Chief
                                              Operating Officer of the Private Client Group of
                                              MSDW (May 1999-August 2000), President and
                                              Chief Operating Officer of Individual Securities of
                                              MSDW (February 1997-May 1999), President
                                              and Chief Operating Officer of Dean Witter
                                              Securities of MSDW (1995-February 1997) and
                                              Director (1985-1997) of Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Director                                      a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an
1133 Connecticut Avenue, N.W.                 international economic commission; Chairman of
Washington, D.C.                              the Audit Committee and Director or Trustee of
                                              the Morgan Stanley Dean Witter Funds; Director
                                              of Greenwich Capital Markets, Inc. (broker-
                                              dealer) Independence Standards Board (private
                                              sector organization governing independence of
                                              auditors) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the
                                              Financial Accounting Standards Board); formerly
                                              Vice Chairman of the Board of Governors of the
                                              Federal Reserve System and Assistant Secretary
                                              of the U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Director                                      investment partnership; Chairman of the
c/o Triumph Capital, L.P.                     Insurance Committee and Director or Trustee of
237 Park Avenue                               the Morgan Stanley Dean Witter Funds; formerly
New York, New York                            Vice President, Bankers Trust Company and BT
                                              Capital Corporation; director of various business
                                              organizations.

Philip J. Purcell* (57) ...................   Chairman of the Board of Directors and Chief
Director                                      Executive Officer of MSDW, Morgan Stanley DW
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              MSDW subsidiaries.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
John L. Schroeder (70) ....................   Retired; Chairman of the Derivatives Committee
Director                                      and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Directors          Communications Company (telecommunications
1675 Broadway                                 company); formerly Executive Vice President and
New York, New York                            Chief Investment Officer of the Home Insurance
                                              Company (August 1991-September 1995).

Mitchell M. Merin (47) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Dean Witter Asset Management (since
Two World Trade Center                        December 1998); President and Director (since
New York, New York                            April 1997) and Chief Executive Officer (since
                                              June 1998) of the Investment Manager and
                                              MSDW Services Company; Chairman, Chief
                                              Executive Officer and Director of the Distributor
                                              (since June 1998); Chairman and Chief Executive
                                              Officer (since June 1998) and Director (since
                                              January 1998) of the Transfer Agent; Director of
                                              various MSDW subsidiaries; President of the
                                              Morgan Stanley Dean Witter Funds (since May
                                              1999); Trustee of various Van Kampen investment
                                              companies (since December 1999); previously
                                              Chief Strategic Officer of the Investment Manager
                                              and MSDW Services Company and Executive
                                              Vice President of the Distributor (April 1997-June
                                              1998), Vice President of the Morgan Stanley
                                              Dean Witter Funds (May 1997-April 1999), and
                                              Executive Vice President of Dean Witter, Discover
                                              & Co.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President, Secretary                     Director (since December 2000) of Morgan
and General Counsel                           Stanley Dean Witter Asset Management;
Two World Trade Center                        Managing Director (since December 2000) and
New York, New York                            Secretary and General Counsel (since February
                                              1997) and Director (since July 1998) of the
                                              Investment Manager and MSDW Services
                                              Company; Vice President, Secretary and General
                                              Counsel of the Morgan Stanley Dean Witter
                                              Funds (since February 1997); Vice President and
                                              Secretary of the Distributor; previously, Senior
                                              Vice President (March 1997-December 1999),
                                              First Vice President, Assistant Secretary and
                                              Assistant General Counsel of the Investment
                                              Manager and MSDW Services Company.

Paul D. Vance (65) ........................   Managing Director of the Investment Manager;
Vice President                                Vice President of various Morgan Stanley Dean
Two World Trade Center                        Witter Funds.
New York, New York

Richard M. Behler (47) ....................   Principal of the Investment Manager and Miller
Vice President                                Anderson & Sherrerd, LLP an affiliate of the
Two World Trade Center                        Investment Manager.
New York, New York

 NAME, AGE, POSITION WITH FUND AND ADDRESS      PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------
Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of
Treasurer                                     the Investment Manager, the Distributor and
Two World Trade Center                        MSDW Services Company; Treasurer of the
New York, New York                            Morgan Stanley Dean Witter Funds.


----------
* Denotes Directors who are "interested persons" of the Fund as defined by the Investment Company Act.


     Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Mark Bavoso, Managing Director of the Investment Manager, and Kenton J. Hinchliffe and Ira
N. Ross, Principals of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustees vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's By-Laws provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the By-Laws provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C.   COMPENSATION

     The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting, or a meeting of the Independent Directors and/or more than one Committee meeting, take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.


     The following table illustrates the compensation that the Fund paid to its Independent Directors for the fiscal year ended February 28, 2001.


                                FUND COMPENSATION


                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT DIRECTOR       FROM THE FUND
----------------------------       -------------
Michael Bozic .................       $1,600
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,100



     The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                     TOTAL CASH
                                    COMPENSATION
                                   FOR SERVICES TO
                                      97 MORGAN
                                    STANLEY DEAN
NAME OF INDEPENDENT DIRECTOR        WITTER FUNDS
----------------------------        ------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809



     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/ trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended February 28, 2001 and by the 53 Morgan Stanley Dean Witter Funds (including the Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of February 28, 2001 and from the 53 Morgan Stanley Dean Witter Funds as of calendar year ended December 31, 2000.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS



                                       FOR ALL ADOPTING FUNDS                                  ESTIMATED ANNUAL
                                  --------------------------------    RETIREMENT BENEFITS          BENEFITS
                                      ESTIMATED                       ACCRUED AS EXPENSES       UPON RETIREMENT(2)
                                   CREDITED YEARS      ESTIMATED     ---------------------   -----------------------
                                    OF SERVICE AT      PERCENTAGE                 BY ALL       FROM      FROM ALL
NAME OF                              RETIREMENT       OF ELIGIBLE     BY THE     ADOPTING       THE      ADOPTING
INDEPENDENT DIRECTOR                (MAXIMUM 10)      COMPENSATION     FUND        FUNDS       FUND       FUNDS
-------------------------------   ----------------   -------------   --------   ----------   --------   ---------
Michael Bozic .................          10               60.44%      $  390     $20,001      $  997    $52,885
Edwin J. Garn .................          10               60.44          563      29,348         990     52,817
Wayne E. Hedien ...............           9               51.37          733      37,886         848     44,952
Dr. Manuel H. Johnson .........          10               60.44          394      21,187       1,451     77,817
Michael E. Nugent .............          10               60.44          670      36,202       1,299     69,506
John L. Schroeder .............           8               50.37        1,218      65,337         991     53,677

----------

(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class D of the Fund as of April 9, 2001: Mellon Bank N.A., Mutual Funds, P.O. Box 3198, Pittsburgh, P.A. 15230, as Trustee of the Morgan Stanley Dean Witter START Plan, an employee benefit plan established under Sections 401(a) and 401(k) of the Internal Revenue Code for the benefit of certain employees of MSDW and its subsidiaries - 52.671%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A.   INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding

$3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.350% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets exceeding $8 billion but not exceeding $10 billion; 0.30% to the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; 0.275% to the portion of daily net assets exceeding $15 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $64,189,996, $65,806,041 and $49,611,170, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B.   PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.   SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors, including a majority of the Independent Directors.

D.   DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.   RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B attributable to Class B shares issued, net of Class B shares redeemed, since the inception of the Plan.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                             2001                      2000                      1999
                   ------------------------- ------------------------- -------------------------
Class A .......... FSCs:(1)   $   343,208    FSCs:(1)   $   831,926    FSCs:(1)   $   995,027
                   CDSCs:     $     9,741    CDSCs:     $    27,072    CDSCs:     $    44,737
Class B .......... CDSCs:     $15,730,311    CDSCs:     $21,790,773    CDSCs:     $15,587,266
Class C .......... CDSCs:     $    65,973    CDSCs:     $   150,182    CDSCs:     $   122,956


----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February 28, 2001, of $115,926,366. This amount is equal to 0.94% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended February 28, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $563,990 and $1,229,233, respectively, which amounts are equal to 0.25% and 0.89% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $1,165,957,921 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 2.07% ($24,203,039) - advertising and promotional expenses; (ii) 0.14% ($1,595,308) - printing of prospectuses for distribution to other than current shareholders; and (iii) 97.79% ($1,140,159,574) - other expenses, including the gross sales credit and the carrying charge, of which 10.11% ($115,298,548) represents carrying charges, 37.21% ($424,292,464) represents commission credits to Morgan Stanley

DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.68% ($600,568,562) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan were service fees during the fiscal year ended February 28, 2001. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $147,227,191 as of February 28, 2001, which was equal to 1.25% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2000 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.   CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A.   BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid a total of $2,852,879, $3,475,245 and $4,801,392, respectively, in brokerage commissions.


B. COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid a total of $306,619, $258,623 and $337,322, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended February 28, 2001, the brokerage commissions paid to Morgan Stanley DW represented approximately 7.03% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 5.15% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid a total of $189,929, $175,945 and $326,490, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 6.80% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 9.16% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D.   DIRECTED BROKERAGE


     During the fiscal year ended February 28, 2001, the Fund paid $3,778,446 in brokerage commissions in connection with transactions in the aggregate amount of $2,371,488,746 to brokers because of research services provided.


E.   REGULAR BROKER-DEALERS


     During the fiscal year ended February 28, 2001, the Fund purchased securities issued by Bank of America Corp., J.P. Morgan Chase & Co. and J.P. Morgan, which issuer was among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At February 28, 2001, the Fund held securities issued by Bank of America Corp. and J.P. Morgan Chase & Co. with a market value of $289,710,000 and $211,486,450, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The Fund is authorized to issue 500,000,000 shares of common stock of $0.01 par value for each Class. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

     All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws. Under certain circumstances the Directors may be removed by action of the Directors. In addition, under certain circumstances the shareholders may call a meeting to remove the Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A.   PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B.   OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. In addition, if the Fund invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Fund being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class B for the one year, five year and ten year periods ended February 28, 2001 were 13.48%, 11.56% and 12.84%, respectively. The average annual total returns of Class A for the fiscal year ended February 28, 2001 and for the period July 28, 1997 (inception of the Class) through February 28, 2001 were 13.04% and 5.07%, respectively. The average annual total returns of Class C for the fiscal year ended February 28, 2001 and for the period July 28, 1997 (inception of the Class) through February 28, 2001 were 17.54% and 5.89%, respectively. The average annual total returns of Class D for the fiscal year ended February 28, 2001 and for the period July 28, 1997 (inception of the Class) through February 28, 2001 were 19.60% and 6.91%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and ten year periods ended February 28, 2001, were 18.48%, 11.81% and 12.84%, respectively. The average annual total returns of Class A for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were 19.31% and 6.66%, respectively. The average annual total returns of Class C for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were 18.54% and 5.89%, respectively. The average annual total returns of Class D for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were 19.60% and 27.12%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns for Class B for the one year, five year and ten year periods ended February 28, 2001, were 18.48%, 74.78% and 234.61%, respectively. The total returns of Class A for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were 19.31% and 26.05%, respectively. The total returns of Class C for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were 18.54% and 22.81%, respectively. The total returns of Class D for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were 19.60% and 27.12%, respectively.


     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at February 28, 2001:



                                      Investment at Inception of:
                                 --------------------------------------
                     Inception
Class                  Date:       $10,000      $50,000      $100,000
-----------------   ----------   ----------   ----------   ------------
Class A .........    07/28/97    $11,943      $60,504      $ 122,269
Class B .........    03/30/81    138,954      694,770      1,389,540
Class C .........    07/28/97     12,281       61,405        122,810
Class D .........    07/28/97     12,712       63,560        127,120


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended February 28, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 2001


 NUMBER OF
   SHARES                                                          VALUE
-----------------------------------------------------------------------------
                    COMMON STOCKS (99.2%)
                    Aerospace & Defense (0.8%)
 2,500,000          Goodrich (B.F.) Co. (The) ..............   $  101,100,000
                                                               --------------
                    Aluminum (3.6%)
 3,750,000          Alcan, Inc. (Canada) ...................      138,337,500
 8,650,000          Alcoa, Inc. ............................      309,324,000
                                                               --------------
                                                                  447,661,500
                                                               --------------
                    Apparel/Footwear (0.7%)
 2,500,000          VF Corp. ...............................       90,225,000
                                                               --------------
                    Auto Parts: O.E.M. (2.7%)
 2,050,000          Dana Corp. .............................       34,706,500
 5,500,000          Delphi Automotive Systems Corp.                77,165,000
 2,050,000          Johnson Controls, Inc. .................      136,284,000
 2,250,000          TRW Inc. ...............................       87,840,000
                                                               --------------
                                                                  335,995,500
                                                               --------------
                    Beverages: Non-Alcoholic (3.3%)
 3,650,000          Coca-Cola Co. ..........................      193,559,500
 4,800,000          PepsiCo, Inc. ..........................      221,184,000
                                                               --------------
                                                                  414,743,500
                                                               --------------
                    Chemicals: Major Diversified (2.5%)
 4,575,000          Dow Chemical Co. (The) .................      150,105,750
 3,850,000          Du Pont (E.I.) de Nemours & Co.,
                      Inc. .................................      168,206,500
                                                               --------------
                                                                  318,312,250
                                                               --------------
                    Computer Processing Hardware (2.5%)
 3,050,000          Hewlett-Packard Co. ....................       87,992,500
 2,250,000          International Business Machines
                      Corp. ................................      224,775,000
                                                               --------------
                                                                  312,767,500
                                                               --------------
                    Department Stores (1.0%)
 3,200,000          Sears, Roebuck & Co. ...................      131,360,000
                                                               --------------
                    Discount Stores (2.7%)
 8,800,000          Target Corp. ...........................      343,200,000
                                                               --------------
                    Electric Utilities (5.8%)
   800,000          Dominion Resources, Inc. ...............       52,448,000
 3,500,000          Exelon Corp. ...........................      228,795,000
 2,350,000          FPL Group, Inc. ........................      152,867,500
 3,150,000          GPU, Inc. ..............................       97,618,500
 4,600,000          Reliant Energy, Inc. ...................      193,246,000
                                                               --------------
                                                                  724,975,000
                                                               --------------
                    Electronics/Appliances (0.9%)
 2,100,000          Whirlpool Corp. ........................      111,027,000
                                                               --------------

 NUMBER OF
   SHARES                                                          VALUE
-----------------------------------------------------------------------------
                    Finance/Rental/Leasing (6.4%)
 3,500,000          Fannie Mae .............................   $  278,950,000
 4,050,000          Household International, Inc. ..........      234,576,000
 5,000,000          Providian Financial Corp. ..............      250,050,000
 2,100,000          Ryder System, Inc. .....................       43,092,000
                                                               --------------
                                                                  806,668,000
                                                               --------------
                    Financial Conglomerates (2.8%)
 2,750,000          Citigroup, Inc. ........................      135,245,000
 4,532,500          J.P. Morgan Chase & Co. ................      211,486,450
                                                               --------------
                                                                  346,731,450
                                                               --------------
                    Food Distributors (2.2%)
 3,600,000          Supervalu, Inc. ........................       50,508,000
 8,500,000          SYSCO Corp. ............................      231,710,000
                                                               --------------
                                                                  282,218,000
                                                               --------------
                    Food: Major Diversified (2.2%)
 2,900,000          Quaker Oats Company (The) ..............      282,808,000
                                                               --------------
                    Forest Products (1.1%)
 2,600,000          Weyerhaeuser Co. .......................      139,724,000
                                                               --------------
                    Household/Personal Care (5.3%)
 5,650,000          Avon Products, Inc. ....................      239,899,000
 2,625,000          Kimberly-Clark Corp. ...................      187,687,500
 3,450,000          Procter & Gamble Co. (The) .............      243,225,000
                                                               --------------
                                                                  670,811,500
                                                               --------------
                    Industrial Conglomerates (9.1%)
 5,100,000          General Electric Co. ...................      237,150,000
 3,650,000          Honeywell International, Inc. ..........      170,491,500
 1,800,000          Minnesota Mining &
                      Manufacturing Co. ....................      202,950,000
 4,300,000          Tyco International Ltd. (Bermuda)             234,995,000
 3,900,000          United Technologies Corp. ..............      303,849,000
                                                               --------------
                                                                1,149,435,500
                                                               --------------
                    Industrial Specialties (0.8%)
 2,000,000          PPG Industries, Inc. ...................      102,200,000
                                                               --------------
                    Information Technology Services (1.0%)
 1,950,000          Electronic Data Systems Corp. ..........      124,468,500
                                                               --------------
                    Integrated Oil (5.6%)
 4,450,000          BP Amoco PLC (ADR) (United
                      Kingdom) .............................      220,720,000
 3,300,000          Exxon Mobil Corp. ......................      267,465,000
 3,700,000          Royal Dutch Petroleum Co. (ADR)
                      (Netherlands) ........................      215,821,000
                                                               --------------
                                                                  704,006,000
                                                               --------------


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS February 28, 2001, continued


 NUMBER OF
   SHARES                                                           VALUE
------------------------------------------------------------------------------
                    Life/Health Insurance (3.7%)
 2,950,000          Aegon N.V. (ARS) (Netherlands) ..........   $  103,043,500
 2,400,000          Jefferson-Pilot Corp. ...................      162,024,000
 4,500,000          Lincoln National Corp. ..................      197,415,000
                                                                --------------
                                                                   462,482,500
                                                                --------------
                    Major Banks (3.3%)
 5,800,000          Bank of America Corp. ...................      289,710,000
 4,950,000          KeyCorp .................................      128,700,000
                                                                --------------
                                                                   418,410,000
                                                                --------------
                    Major Telecommunications (2.2%)
 5,600,000          Verizon Communications Inc. .............      277,200,000
                                                                --------------
                    Managed Health Care (0.4%)
 1,300,000          Aetna Inc. * ............................       48,399,000
                                                                --------------
                    Motor Vehicles (3.3%)
 2,150,000          DaimlerChrysler AG (Germany) ............      105,393,000
 6,500,000          Ford Motor Co. ..........................      180,765,000
 2,550,000          General Motors Corp. ....................      135,966,000
                                                                --------------
                                                                   422,124,000
                                                                --------------
                    Office Equipment/Supplies (1.2%)
 4,600,000          Pitney Bowes, Inc. ......................      156,630,000
                                                                --------------
                    Oil & Gas Pipelines (4.3%)
 4,300,000          El Paso Corp. ...........................      302,290,000
 3,550,000          Enron Corp. .............................      243,175,000
                                                                --------------
                                                                   545,465,000
                                                                --------------
                    Oil & Gas Production (1.0%)
 1,900,000          Kerr-McGee Corp. ........................      122,816,000
                                                                --------------
                    Oil Refining/Marketing (1.7%)
 2,500,000          Sunoco, Inc. ............................       83,100,000
 4,900,000          USX-Marathon Group ......................      135,338,000
                                                                --------------
                                                                   218,438,000
                                                                --------------
                    Other Metals/Minerals (0.5%)
 1,500,000          Phelps Dodge Corp. ......................       69,000,000
                                                                --------------
                    Pharmaceuticals: Major (8.0%)
 5,000,000          American Home Products Corp. ............      308,850,000
 4,550,000          Bristol-Myers Squibb Co. ................      288,515,500
 3,500,000          Pharmacia Corp. .........................      180,950,000
 5,700,000          Schering-Plough Corp. ...................      229,425,000
                                                                --------------
                                                                 1,007,740,500
                                                                --------------
                    Pulp & Paper (1.3%)
 2,300,000          International Paper Co. .................       86,618,000
 2,700,000          Mead Corp. ..............................       73,953,000
                                                                --------------
                                                                   160,571,000
                                                                --------------

 NUMBER OF
   SHARES                                                           VALUE
------------------------------------------------------------------------------
                    Railroads (1.8%)
 4,550,000          Burlington Northern Santa Fe
                    Corp. ...................................   $  136,545,500
 2,600,000          CSX Corp. ...............................       86,944,000
                                                                --------------
                                                                   223,489,500
                                                                --------------
                    Recreational Products (0.8%)
 2,150,000          Eastman Kodak Co. .......................       96,750,000
                                                                --------------
                    Semiconductors (0.7%)
 2,850,000          Intel Corp. .............................       81,403,125
                                                                --------------
                    Trucks/Construction/Farm
                    Machinery (2.0%)
 2,100,000          Caterpillar, Inc. .......................       87,360,000
 4,150,000          Deere & Co. .............................      168,905,000
                                                                --------------
                                                                   256,265,000
                                                                --------------
                    TOTAL COMMON STOCKS
                    (Cost $5,454,243,572)....................   12,507,621,825
                                                                --------------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------

                    SHORT-TERM INVESTMENT (0.5%)
                    REPURCHASE AGREEMENT
 $ 61,693           Joint repurchase agreement
                    account 5.46% due 03/01/01
                    (dated 02/28/01; proceeds
                    $61,702,358) (a)
                    (Cost $61,693,000) ......................       61,693,000
                                                               ---------------

TOTAL INVESTMENTS
(Cost $5,515,936,572) (b)......................       99.7%     12,569,314,825
OTHER ASSETS IN EXCESS OF
LIABILITIES ...................................        0.3          36,007,425
                                                     -----     ---------------
NET ASSETS ....................................      100.0%    $12,605,322,250
                                                     =====     ===============

--------------------------------
ADR        American Depository Receipt.
ARS        American Registered Shares.
*          Non-income producing security.
(a)        Collateralized by Federal Agency and U.S. Treasury Obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,266,338,805 and the aggregate gross unrealized depreciation is $212,960,552, resulting in net unrealized appreciation of $7,053,378,253.

                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001



ASSETS:
Investments in securities, at value
  (cost $5,515,936,572) ..................................................   $12,569,314,825
Cash .....................................................................            29,077
Receivable for:
   Dividends .............................................................        40,159,853
   Investments sold ......................................................        11,056,931
   Capital stock sold ....................................................         8,349,724
Prepaid expenses and other assets ........................................           155,252
                                                                             ---------------
   TOTAL ASSETS ..........................................................    12,629,065,662
                                                                             ---------------
LIABILITIES:
Payable for:
   Capital stock repurchased .............................................        10,722,688
   Plan of distribution fee ..............................................         8,829,806
   Investment management fee .............................................         3,724,267
Accrued expenses and other payables ......................................           466,651
                                                                             ---------------
   TOTAL LIABILITIES .....................................................        23,743,412
                                                                             ---------------
   NET ASSETS ............................................................   $12,605,322,250
                                                                             ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................   $ 5,211,675,056
Net unrealized appreciation ..............................................     7,053,378,253
Accumulated undistributed net investment income ..........................        25,978,429
Accumulated undistributed net realized gain ..............................       314,290,512
                                                                             ---------------
   NET ASSETS ............................................................   $12,605,322,250
                                                                             ===============
CLASS A SHARES:
Net Assets ...............................................................      $223,105,876
Shares Outstanding (500,000,000 shares authorized, $.01 par value) .......         4,246,621
   NET ASSET VALUE PER SHARE .............................................            $52.54
                                                                                      ======
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) .......................            $55.45
                                                                                      ======
CLASS B SHARES:
Net Assets ...............................................................   $11,819,377,557
Shares Outstanding (500,000,000 shares authorized, $.01 par value) .......       224,981,159
   NET ASSET VALUE PER SHARE .............................................            $52.54
                                                                                      ======
CLASS C SHARES:
Net Assets ...............................................................      $139,319,634
Shares Outstanding (500,000,000 shares authorized, $.01 par value) .......         2,656,880
   NET ASSET VALUE PER SHARE .............................................            $52.44
                                                                                      ======
CLASS D SHARES:
Net Assets ...............................................................      $423,519,183
Shares Outstanding (500,000,000 shares authorized, $.01 par value) .......         8,053,707
   NET ASSET VALUE PER SHARE .............................................            $52.59
                                                                                      ======


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended February 28, 2001




NET INVESTMENT INCOME:
INCOME
Dividends (net of $1,794,344 foreign withholding tax) .........   $  284,580,474
Interest ......................................................       18,748,268
                                                                  --------------
   TOTAL INCOME ...............................................      303,328,742
                                                                  --------------
EXPENSES
Plan of distribution fee (Class A shares) .....................          563,990
Plan of distribution fee (Class B shares) .....................      115,926,366
Plan of distribution fee (Class C shares) .....................        1,229,233
Investment management fee .....................................       49,611,710
Transfer agent fees and expenses ..............................       11,604,720
Shareholder reports and notices ...............................          629,968
Custodian fees ................................................          547,699
Registration fees .............................................          136,180
Professional fees .............................................           60,441
Directors' fees and expenses ..................................           17,831
Other .........................................................          112,000
                                                                  --------------
   TOTAL EXPENSES .............................................      180,440,138
                                                                  --------------
   NET INVESTMENT INCOME ......................................      122,888,604
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................................    1,095,009,497
Net change in unrealized appreciation .........................    1,038,512,307
                                                                  --------------
   NET GAIN ...................................................    2,133,521,804
                                                                  --------------
NET INCREASE ..................................................   $2,256,410,408
                                                                  ==============


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS



                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          FEBRUARY 28, 2001     FEBRUARY 29, 2000
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $   122,888,604       $   200,871,846
Net realized gain .....................................     1,095,009,497         1,061,810,935
Net change in unrealized appreciation .................     1,038,512,307        (3,276,574,204)
                                                          ---------------       ---------------
   NET INCREASE (DECREASE) ............................     2,256,410,408        (2,013,891,423)
                                                          ---------------       ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares .....................................        (3,811,483)           (4,193,005)
   Class B shares .....................................      (125,393,249)         (200,448,728)
   Class C shares .....................................        (1,284,013)           (1,483,355)
   Class D shares .....................................        (8,669,342)           (8,926,874)
Net realized gain
   Class A shares .....................................       (24,006,246)          (10,045,473)
   Class B shares .....................................    (1,304,698,292)         (665,653,684)
   Class C shares .....................................       (14,724,273)           (6,747,862)
   Class D shares .....................................       (47,997,084)          (18,321,098)
                                                          ---------------       ---------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..................    (1,530,583,982)         (915,820,079)
                                                          ---------------       ---------------
Net decrease from capital stock transactions ..........    (1,745,198,484)       (2,367,310,250)
                                                          ---------------       ---------------
   NET DECREASE .......................................    (1,019,372,058)       (5,297,021,752)
NET ASSETS:
Beginning of period ...................................    13,624,694,308        18,921,716,060
                                                          ---------------       ---------------
   END OF PERIOD
   (Including undistributed net investment income of
   $25,978,429 and $42,247,912, respectively) .........   $12,605,322,250       $13,624,694,308
                                                          ===============       ===============


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 2001


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Dividend Growth Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued


maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency Obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued


exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.35% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets exceeding $8 billion but not exceeding $10 billion; 0.30% to the portion of daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.275% to the portion of daily net assets exceeding $15 billion.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $147,227,191 at February 28, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that the expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued


broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.89%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $9,741, $15,730,311 and $65,973, respectively and received $343,208 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $162,562,958, and $3,131,576,151, respectively.

For the year ended February 28, 2001, the Fund incurred $337,322 in brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended February 28, 2001, the Fund incurred brokerage commissions of $326,490 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 28, 2001 included in Directors' fees and expenses in the Statement of Operations amounted to $6,176. At February 28, 2001, the Fund had an accrued pension liability of $54,847, which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2001, the Fund had transfer agent fees and expenses payable of approximately $11,000.

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued


5. CAPITAL STOCK

Transactions in capital stock were as follows:



                                                         FOR THE YEAR                        FOR THE YEAR
                                                             ENDED                               ENDED
                                                       FEBRUARY 28, 2001                   FEBRUARY 29, 2000
                                              ----------------------------------- -----------------------------------
                                                   SHARES            AMOUNT             SHARES            AMOUNT
                                              --------------- -------------------  --------------- -------------------
CLASS A SHARES
Sold ........................................     1,662,021    $     89,471,001        1,994,969    $    122,849,690
Reinvestment of dividends and distributions .       512,735          26,058,616          220,693          13,036,456
Redeemed ....................................    (2,211,764)       (118,317,736)      (1,709,414)       (101,555,287)
                                                 ----------    ----------------       ----------    ----------------
Net increase (decrease) - Class A ...........       (37,008)         (2,788,119)         506,248          34,330,859
                                                 ----------    ----------------       ----------    ----------------
CLASS B SHARES
Sold ........................................    13,483,982         722,519,888       25,790,072       1,605,655,514
Reinvestment of dividends and distributions .    25,894,695       1,316,843,155       13,531,215         802,060,686
Redeemed ....................................   (71,288,307)     (3,774,130,203)     (82,531,778)     (4,828,912,064)
                                                -----------    ----------------      -----------    ----------------
Net decrease - Class B ......................   (31,909,630)     (1,734,767,160)     (43,210,491)     (2,421,195,864)
                                                -----------    ----------------      -----------    ----------------
CLASS C SHARES
Sold ........................................       716,402          38,297,136        1,554,622          96,103,008
Reinvestment of dividends and distributions .       304,930          15,459,240          135,281           7,959,717
Redeemed ....................................    (1,076,714)        (56,895,169)      (1,383,770)        (81,095,212)
                                                -----------    ----------------      -----------    ----------------
Net increase (decrease) - Class C ...........       (55,382)         (3,138,793)         306,133          22,967,513
                                                -----------    ----------------      -----------    ----------------
CLASS D SHARES
Sold ........................................     2,553,934         137,249,092        2,262,533         134,440,506
Reinvestment of dividends and distributions .     1,075,757          54,738,885          446,610          26,500,428
Redeemed ....................................    (3,655,101)       (196,492,389)      (2,745,191)       (164,353,692)
                                                -----------    ----------------      -----------    ----------------
Net decrease - Class D ......................       (25,410)         (4,504,412)         (36,048)         (3,412,758)
                                                -----------    ----------------      -----------    ----------------
Net decrease in Fund ........................   (32,027,430)   $ (1,745,198,484)     (42,434,158)   $ (2,367,310,250)
                                                ===========    ================      ===========    ================



6. FEDERAL INCOME TAX STATUS

As of February 28, 2001 the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of capital stock outstanding throughout each period:



                                                                                                                FOR THE PERIOD
                                                                  FOR THE YEAR ENDED FEBRUARY 28,               JULY 28, 1997*
                                                        ---------------------------------------------------         THROUGH
                                                              2001             2000**            1999          FEBRUARY 28, 1998
--------------------------------------------------------------------------------------------------------------------------------
  CLASS A SHARES++
  SELECTED PER SHARE DATA:
  Net asset value, beginning of period ..............      $  50.11          $  60.22          $  58.39            $  53.43
                                                           --------          --------          --------            --------
  Income (loss) from investment operations:
   Net investment income ............................          0.84              0.94              1.05                0.66
   Net realized and unrealized gain (loss) ..........          8.35             (7.75)             3.58                5.22
                                                           --------          --------          --------            --------
  Total income (loss) from investment operations ....          9.19             (6.81)             4.63                5.88
                                                           --------          --------          --------            --------
  Less dividends and distributions from:
   Net investment income ............................         (0.92)            (0.99)            (1.02)              (0.67)
   Net realized gain ................................         (5.84)            (2.31)            (1.78)              (0.25)
                                                           --------          --------          --------            --------
  Total dividends and distributions .................         (6.76)            (3.30)            (2.80)              (0.92)
                                                           --------          --------          --------            --------
  Net asset value, end of period ....................      $  52.54          $  50.11          $  60.22            $  58.39
                                                           ========          ========          ========            ========
  TOTAL RETURN+ .....................................         19.31%           (12.07)%            8.10%              11.15%(1)
  RATIOS TO AVERAGE NET ASSETS:
  Expenses ..........................................          0.73%(3)          0.67%(3)          0.64%(3)            0.70%(2)
  Net investment income .............................          1.57%(3)          1.52%(3)          1.76%(3)            2.09%(2)

  SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands ...........      $223,106          $214,669          $227,457            $ 84,987
  Portfolio turnover rate ...........................             1%                4%               13%                  4%



-------------
*   The date shares were first issued.
**  Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL HIGHLIGHTS, continued


                                                                          FOR THE YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------------------------------------
                                                      2001++           2000**++        1999++           1998*++         1997
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $ 50.10          $ 60.18         $ 58.36          $ 46.60         $ 39.65
                                                      -------          -------         -------          -------         -------
Income (loss) from investment operations:
 Net investment income ..........................        0.47             0.64            0.77             0.84            0.81
 Net realized and unrealized gain (loss) ........        8.35            (7.73)           3.58            12.50            7.55
                                                      -------          -------         -------          -------         -------
Total income (loss) from investment operations ..        8.82            (7.09)           4.35            13.34            8.36
                                                      -------          -------         -------          -------         -------
Less dividends and distributions from:
 Net investment income ..........................       (0.54)           (0.68)          (0.75)           (0.83)          (0.88)
 Net realized gain ..............................       (5.84)           (2.31)          (1.78)           (0.75)          (0.53)
                                                      -------          -------         -------          -------         -------
Total dividends and distributions ...............       (6.38)           (2.99)          (2.53)           (1.58)          (1.41)
                                                      -------          -------         -------          -------         -------
Net asset value, end of period ..................     $ 52.54          $ 50.10         $ 60.18          $ 58.36         $ 46.60
                                                      =======          =======         =======          =======         =======
TOTAL RETURN+ ...................................       18.48%          (12.49)%          7.59%           29.10%          21.37%
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................        1.42%(1)         1.15%(1)        1.11%(1)         1.14%           1.22%
Net investment income ...........................        0.88%(1)         1.04%(1)        1.29%(1)         1.61%           1.95%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......... $11,819,378      $12,869,283     $18,060,848      $16,989,453     $12,906,779
Portfolio turnover rate .........................           1%               4%             13%               4%              4%



-------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. have been designated Class B shares. The Old Shares and shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
**  Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL HIGHLIGHTS, continued


                                                                                                         FOR THE PERIOD
                                                               FOR THE YEAR ENDED FEBRUARY 28,           JULY 28, 1997*
                                                       -----------------------------------------------       THROUGH
                                                             2001           2000**          1999        FEBRUARY 28, 1998
                                                       ---------------- ------------- ---------------- ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................     $ 49.96        $ 60.02         $ 58.28          $ 53.43
                                                           -------        -------         -------          -------
Income (loss) from investment operations:
 Net investment income ...............................        0.50           0.47            0.59             0.43
 Net realized and unrealized gain (loss) .............        8.32          (7.70)           3.56             5.21
                                                           -------        -------         -------          -------
Total income (loss) from investment operations .......        8.82          (7.23)           4.15             5.64
                                                           -------        -------         -------          -------
Less dividends and distributions from:
 Net investment income ...............................       (0.50)         (0.52)          (0.63)           (0.54)
 Net realized gain ...................................       (5.84)         (2.31)          (1.78)           (0.25)
                                                           -------        -------         -------          -------
Total dividends and distributions ....................       (6.34)         (2.83)          (2.41)           (0.79)
                                                           -------        -------         -------          -------
Net asset value, end of period .......................     $ 52.44        $ 49.96         $ 60.02          $ 58.28
                                                           =======        =======         =======          =======
TOTAL RETURN+ ........................................       18.54%        (12.73)%          7.26%           10.68%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................        1.37%(3)       1.43%(3)        1.43%(3)         1.45%(2)
Net investment income ................................        0.93%(3)       0.76%(3)        0.97%(3)         1.37%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............    $139,320       $135,496        $144,425          $50,773
Portfolio turnover rate ..............................           1%             4%             13%               4%



-------------
*    The date shares were first issued.
**   Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL HIGHLIGHTS, continued






                                                                                                         FOR THE PERIOD
                                                               FOR THE YEAR ENDED FEBRUARY 28,           JULY 28, 1997*
                                                       -----------------------------------------------       THROUGH
                                                             2001           2000**          1999        FEBRUARY 28, 1998
                                                       ---------------- ------------- ---------------- ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................     $ 50.16        $ 60.26         $ 58.43           $ 53.43
                                                           -------        -------         -------           -------
Income (loss) from investment operations:
 Net investment income ...............................        0.97           1.09            1.17              0.76
 Net realized and unrealized gain (loss) .............        8.35          (7.76)           3.59              5.20
                                                           -------        -------         -------           -------
Total income (loss) from investment operations .......        9.32          (6.67)           4.76              5.96
                                                           -------        -------         -------           -------
Less dividends and distributions from:
 Net investment income ...............................       (1.05)         (1.12)          (1.15)            (0.71)
 Net realized gain ...................................       (5.84)         (2.31)          (1.78)            (0.25)
                                                           -------        -------         -------           -------
Total dividends and distributions ....................       (6.89)         (3.43)          (2.93)            (0.96)
                                                           -------        -------         -------           -------
Net asset value, end of period .......................     $ 52.59        $ 50.16         $ 60.26           $ 58.43
                                                           =======        =======         =======           =======
TOTAL RETURN+ ........................................       19.60%        (11.85)%          8.33%            11.31%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................        0.48%(3)       0.43%(3)        0.43%(3)          0.45%(2)
Net investment income ................................        1.82%(3)       1.76%(3)        1.97%(3)          2.39%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............    $423,519       $405,246        $488,987          $365,068
Portfolio turnover rate ..............................           1%             4%             13%                4%



-------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class
    B to obtain the historical per share data and ratio information of their shares.
**  Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
INDEPENDENT AUDITORS REPORT


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Dividend Growth Securities Inc. (the "Fund"), including the portfolio of investments, as of February 28, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and the financial highlights for each of the respective stated periods ended February 29, 2000 were audited by other independent accountants whose report, dated April 14, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Dividend Growth Securities Inc. as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
April 10, 2001
                      2001 FEDERAL TAX NOTICE (unaudited)


      During the fiscal year ended February 28, 2001, the Fund paid to its shareholders $5.84 per share from long-term capital gains. For such period, 100% of the income dividends paid qualified for the dividends received deduction available to corporations.

      Of the Fund's ordinary income dividends paid during the fiscal year, 3.18% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
CHANGE IN INDEPENDENT AUDITORS REPORT


On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.:

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter Dividend Growth Securities Inc. (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended February 29, 2000 and the financial highlights for each of the years in the period ended February 29, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to February 29, 2000.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 14, 2000

           MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
                            PART C OTHER INFORMATION

Item 23.    Exhibits
--------    --------------------------------------------------------------------
1(a).       Articles of Incorporation of the Registrant, dated December 19,
            1980, is incorporated by reference to Exhibit 1(a) of Post-Effective
            Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

1(b). Amendment dated May 23, 1997 to the Articles of Incorporation of the Registrant is incorporated by reference to Exhibit 1(a and b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 18, 1997.

1(c). Amendment dated June 19, 1998 to the Articles of Incorporation of the Registrant is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on April 29, 1999.

3.          Not Applicable.

4. Amended Investment Management Agreement, dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

5(a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

5(b). Selected Dealers Agreement between Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6 of Post-Effective No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

5(c). Omnibus Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective No. 22 to the Registration Statement on Form N-1A, filed on April 29, 1999.

6. Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective No. 22 to the Registration Statement on Form N-1A, filed on April 29, 1999.

7(a). Custody Agreement between The Bank of New York and the Registrant, dated September 20 1991, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

7(b). Amendment dated April 17, 1996 to the Custody Agreement is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 24, 1996.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2001, filed herein.

8(b). Amended Services Agreement between Morgan Stanley Dean Witter Advisors and Morgan Stanley Dean Witter Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998.

9. Opinion of Dennis H. Greenwald, Esq., dated March 23, 1981, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on June 25, 1999.

10(a).      Consent of Independent Auditors, filed herein.

10(b).      Consent of PricewaterhouseCoopers LLP, filed herein.

11.         Not Applicable.

12.         Not Applicable.

13. Amended and Restated Plan of Distribution, pursuant to Rule 12b-1, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 18, 1997.

14. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, filed herein.

15.         Not Applicable

16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc., and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities, filed herein.

16(b). Code of Ethics of the Morgan Stanley Dean Witter Funds, filed herein.

Other Powers of Attorney of Directors are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 25, 1995 and of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on June 24, 1998. Power of Attorney for James F. Higgins, filed herein.

Item 24.    Persons Controlled by or Under Common Control with the Fund.

            None

Item 25.    Indemnification.

         Reference is made to Section 3.15 of the Registrant's By-Laws and
Section 2-418 of the Maryland General Corporation Law.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ( the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities ( other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17 (h) and 17 (I) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Directors, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of registrant, or who is or was serving at the request of registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

         The principal address of MSDW Advisors, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Morgan Stanley DW Inc. ("Morgan Stanley DW") and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM") and Morgan Stanley Dean Witter Investment Group Inc. ("MSDWIG") is 1221 Avenue of the Americas, New York, New York 10020. The principal address of Morgan Stanley Dean Witter Investment Management Ltd. and Morgan Stanley & Co. International Limited is 25 Cabot Square, London, England. The principal address of Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") is 2 Harborside Financial Center, Jersey City, New Jersey 07311.The principal address of Miller Anderson & Sherrerd, LLP ("MAS"), MAS Funds and MAS Distribution Inc. is One Tower Bridge, West Conshohocken, PA 19428. The principal address of Van Kampen Investment Asset Management Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181.

                                            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS        INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------        ---------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley Dean
President, Chief Executive Officer          Witter Asset Management; Chairman, Chief Executive Officer and
and Director                                Director of MSDW Distributors and MSDW Trust; President, Chief
                                            Executive Officer and Director of MSDW Services; President of
                                            the Morgan Stanley Dean Witter Funds; Executive Vice President
                                            and Director of Morgan Stanley DW; Director of MSDWIM; Member of
                                            the Executive Committee of MAS; Director of various MSDW
                                            subsidiaries; Trustee of various Van Kampen investment
                                            companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley Dean
Managing Director,                          Witter Asset Management; Managing Director, Secretary, General
Secretary, General Counsel                  Counsel and Director of MSDW Services; Vice President and
and Director                                Secretary of MSDW Distributors; Vice President, Secretary and
                                            General Counsel of the Morgan Stanley Dean Witter Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of MSDWIM; Chief
Managing Director and                       Investment Officer of MAS; Director of MSDW Trust.
Chief Investment Officer

Barton M. Biggs                             Chairman, Managing Director and Director of MSDWIM; Managing
Managing Director                           Director of MAS.

Thomas L. Bennett                           Managing Director and Director of MSDWIM; Director of MSDW
Managing Director                           Universal Funds, Inc.; Managing Director of MAS; Executive
                                            Committee member of MAS; Chairman of the MAS Funds; Director of
                                            MAS Distribution Inc.

Ronald E. Robison                           Executive Vice President, Chief Administrative Officer and
Executive Vice President, and               Director of MSDW Services.
Chief Administrative Officer and
Director

Arden C. Armstrong                          Managing Director of MSDWIM and MAS.
Managing Director

W. David Armstrong                          Managing Director of MSDWIM and MAS.
Managing Director

Dominic P. Caldecott                        Managing Director of MSDWIM, MAS and Morgan Stanley Dean Witter
Managing Director                           Investment Management Ltd.; Vice President and Investment Manager
                                            of Morgan Stanley & Co. International Limited.

Jesse L. Carroll, Jr.                       Managing Director of MSDWIG, MSDWIM and MAS.
Managing Director

Stephen F. Esser                            Managing Director of MSDWIM and MAS.
Managing Director

Philip W. Friedman                          Managing Director of MSDWIM and MAS.
Managing Director

                                            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS        INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------        ---------------------------------------------------------------
Rajesh K. Gupta                             Managing Director and Chief Investment Officer-Investments of
Managing Director and                       MSDWIM; Chief Administrative Officer-Investments of MAS.
Chief Administrative Officer-
Investments

William Lock                                Managing Director of MSDWIM and MAS.
Managing Director

Margaret P. Naylor                          Managing Director of MSDWIM and MAS.
Managing Director

Narayan Ramachandran                        Managing Director of MSDWIM and MAS.
Managing Director

Scott F. Richard                            Managing Director of MSDWIM and MAS.
Managing Director

Gary G. Schlarbaum                          Managing Director of MSDWIM and MAS; Executive Committee Member
Managing Director                           of MAS.

Ann D. Thivierage                           Managing Director of MSDWIM and MAS.
Managing Director

Paul D. Vance                               Managing Director of MSDWIM and MAS.
Managing Director

Peter J. Wright                             Managing Director of MSDWIM and MAS.
Managing Director

Robert E. Angevine                          Principal of MSDWIM and MAS.
Principal

Benjamin J. Gord                            Principal of MSDWIM and MAS.
Principal

Gordon W. Loery                             Principal of MSDWIM and MAS.
Principal

Deanna L. Loughnane                         Principal of MSDWIM and MAS.
Principal

Angelo Manioudakis                          Principal of MSDWIM and MAS.
Principal

Paul F. O'Brien                             Principal of MSDWIM and MAS.
Principal

Robert S. Giambrone                         Senior Vice President of MSDW Services, MSDW Distributors
Senior Vice President                       and MSDW Trust; Director of MSDW Trust.

John B. Kemp, III                           President of MSDW Distributors.
Senior Vice President

Item 27.    Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)    Active Assets California Tax-Free Trust
(2)    Active Assets Government Securities Trust
(3)    Active Assets Institutional Money Trust
(4)    Active Assets Money Trust
(5)    Active Assets Premier Money Trust
(6)    Active Assets Tax-Free Trust
(7)    Morgan Stanley Dean Witter 21st Century Trend Fund
(8)    Morgan Stanley Dean Witter Aggressive Equity Fund
(9)    Morgan Stanley Dean Witter All Star Growth Fund
(10)   Morgan Stanley Dean Witter American Opportunities Fund
(11)   Morgan Stanley Dean Witter Balanced Growth Fund
(12)   Morgan Stanley Dean Witter Balanced Income Fund
(13)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(14)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(15)   Morgan Stanley Dean Witter Capital Growth Securities
(16)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(17)   Morgan Stanley Dean Witter Convertible Securities Trust
(18)   Morgan Stanley Dean Witter Developing Growth Securities Trust
(19)   Morgan Stanley Dean Witter Diversified Income Trust
(20)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(21)   Morgan Stanley Dean Witter Equity Fund
(22)   Morgan Stanley Dean Witter European Growth Fund Inc.
(23)   Morgan Stanley Dean Witter Federal Securities Trust
(24)   Morgan Stanley Dean Witter Financial Services Trust
(25)   Morgan Stanley Dean Witter Fund of Funds
(26)   Morgan Stanley Dean Witter Global Dividend Growth Securities
(27)   Morgan Stanley Dean Witter Global Utilities Fund
(28)   Morgan Stanley Dean Witter Growth Fund
(29)   Morgan Stanley Dean Witter Hawaii Municipal Trust
(30)   Morgan Stanley Dean Witter Health Sciences Trust
(31)   Morgan Stanley Dean Witter High Yield Securities Inc.
(32)   Morgan Stanley Dean Witter Income Builder Fund
(33)   Morgan Stanley Dean Witter Information Fund
(34)   Morgan Stanley Dean Witter Intermediate Income Securities
(35)   Morgan Stanley Dean Witter International Fund
(36)   Morgan Stanley Dean Witter International SmallCap Fund
(37)   Morgan Stanley Dean Witter International Value Equity FUnd
(38)   Morgan Stanley Dean Witter Japan Fund
(39)   Morgan Stanley Dean Witter Latin American Growth Fund
(40)   Morgan Stanley Dean Witter Limited Term Municipal Trust
(41)   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(42)   Morgan Stanley Dean Witter Market Leader Trust
(43)   Morgan Stanley Dean Witter Mid-Cap Equity Trust
(44)   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(45)   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(46)   Morgan Stanley Dean Witter New Discoveries Fund

(47)   Morgan Stanley Dean Witter New York Municipal Money Market Trust
(48)   Morgan Stanley Dean Witter New York Tax-Free Income Fund
(49)   Morgan Stanley Dean Witter Next Generation Trust
(50)   Morgan Stanley Dean Witter North American Government Income Trust
(51)   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(52)   Morgan Stanley Dean Witter Prime Income Trust
(53)   Morgan Stanley Dean Witter Real Estate Fund
(54)   Morgan Stanley Dean Witter S&P 500 Index Fund
(55)   Morgan Stanley Dean Witter S&P 500 Select Fund
(56)   Morgan Stanley Dean Witter Short-Term Bond Fund
(57)   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(58)   Morgan Stanley Dean Witter Small Cap Growth Fund
(59)   Morgan Stanley Dean Witter Special Value Fund
(60)   Morgan Stanley Dean Witter Strategist Fund
(61)   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(62)   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(63)   Morgan Stanley Dean Witter Tax-Managed Growth Fund
(64)   Morgan Stanley Dean Witter Technology Fund
(65)   Morgan Stanley Dean Witter Total Market Index Fund
(66)   Morgan Stanley Dean Witter Total Return Trust
(67)   Morgan Stanley Dean Witter U.S. Government Money Market Trust
(68)   Morgan Stanley Dean Witter U.S. Government Securities Trust
(69)   Morgan Stanley Dean Witter Utilities Fund
(70)   Morgan Stanley Dean Witter Value-Added Market Series
(71)   Morgan Stanley Dean Witter Value Fund
(72)   Morgan Stanley Dean Witter Variable Investment Series

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

Name                       Positions and Office with MSDW Distributors
----                       -------------------------------------------
James F. Higgins           Director

Philip J. Purcell          Director

John Schaeffer             Director

Charles Vadala             Senior Vice President and Financial Principal.

Item 28.    Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.    Management Services

         Registrant is not a party to any such management-related service contract.

Item 30.    Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of April, 2001.

                                        MORGAN STANLEY DEAN WITTER
                                        DIVIDEND GROWTH SECURITIES INC.


                                        By /s/ Barry Fink
                                           ------------------------------------
                                               Barry Fink
                                               Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post -Effective Amendment No. 25 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                               Title                   Date
         ----------                               -----                   ----
(1) Principal Executive Officer          Chief Executive Officer,
                                         Director and Chairman

By /s/ Charles A. Fiumefreddo                                           04/27/01
   -------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer          Treasurer and Principal
                                         Accounting Officer

By /s/ Thomas F. Caloia                                                 04/27/01
   -------------------------------
       Thomas F. Caloia

(3) Majority of the Directors

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By /s/ Barry Fink                                                       04/27/01
   -------------------------------
       Barry Fink
       Attorney-in-Fact

  Michael Bozic       Manuel H. Johnson
  Edwin J. Garn       Michael E. Nugent
  Wayne E. Hedien     John L. Schroeder


By /s/ David M. Butowsky                                                04/27/01
   -------------------------------
       David M. Butowsky
       Attorney-in-Fact

           MORGAN STANLEY DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
                                  Exhibit Index


8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000.

10(a).     Consent of Independent Auditors.

10(b).     Consent of PricewaterhouseCoopers LLP.

15. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001.

16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc., and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities.

16(b).     Code of Ethics of the Morgan Stanley Dean Witter Funds.

Other.     Power of Attorney for James F. Higgins.